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                                                           EXHIBIT 10.4


August 4, 1997

Sun Trust Equity Partners
303 Peachtree Street, N.E.
Suite 2400
Atlanta, Georgia 30308

Attn:  Robert L. Dudiak, Managing Director

Dear Mr. Dudiak:

Based upon our previous discussions regarding the covenants associated with the $2,500,000 Subordinated Debentures, we request the following amendments for the measurement period ended June 30, 1997:

                                                                REQUESTED
                                       PER AGREEMENT            AMENDMENT

a)  Total Liabilities to Tangible
    Net Worth                            7.25:1                   9.1:1

b)  Funded Debt to EBITDA               13.25:1             Not measured

c)  Senior Funded Debt to
    EBITDA                              12.00:1             Not measured

d)       Net Worth                Minimum $9,000,000       Minimum $8,700,000


This request to amend the covenants pertain ONLY to the measurement period ended June 30, 1997. All other covenants per the agreement, as amended, will remain in full force and effect.

                                       Approved: SunTrust Banks, Inc.
Very truly yours,
                                       By: ______________________
                                            R.   Charles Shufeldt
_______________________                     Senior Vice President
Burton R. Chasnov,
Chief Financial Officer                Date:   AUGUST 12, 1997